UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Rivus Bond Fund
(Name of Registrant as Specified In Its Charter)

The Hartford Income Shares Fund, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 17, 2010

THE HARTFORD INCOME SHARES FUND, INC.

PLEASE VOTE NOW

We are sending you this notice because we have not yet received your vote. The Special Meeting of Shareholders of The Hartford Income Shares Fund, Inc. has been adjourned in order to solicit additional votes with respect to the proposal to merge the Fund into Rivus Bond Fund. The Meeting has been adjourned to 10:00 a.m. Eastern Time on October 12, 2010 at 200 Hopmeadow Street, Simsbury, CT 06089.

Please call 1-866-408-8079 to cast your vote now.

VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The Board of Directors of The Hartford Income Shares Fund, Inc. recommends that you vote FOR the proposal described in this Notice and in the Proxy Materials.

The Reorganization is expected to benefit The Hartford Income Shares Fund, Inc.’s  shareholders by: (1) providing greater opportunities to realize economies of scale by combining The Hartford Income Shares Fund, Inc.’s assets with the assets of the Rivus Bond Fund, resulting in a larger fund, which can be expected over time to result in lower total operating expenses for the shareholders of the combined fund; (2) offering shareholders of The Hartford Income Shares Fund, Inc. an investment in a fund that provides similar investment objectives and strategies; and (3) offering shareholders of The Hartford Income Shares Fund, Inc, an investment in a fund that is advised by another highly qualified asset manager with extensive experience in managing fixed income investment strategies.

Unless The Hartford Income Shares Fund, Inc. receives the favorable vote of two thirds of its total outstanding voting shares, the proposed reorganization will not be approved.  For purposes of determining this vote, an abstention has the same effect as a vote against the proposal.

It is important that you call the proxy soliciting agent at 1-866-408-8079 to speak with one of the representatives to assist you with the voting process. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

You can cast your vote electronically by logging onto the website on your voting instruction form or by touchtone phone by calling the toll free number on your voting instruction form and following the instructions. You can also vote by mail by returning your executed voting instruction form in the envelope provided.

Remember, your vote counts.  Please vote today.

September 17, 2010

THE HARTFORD INCOME SHARES FUND, INC.

PLEASE VOTE NOW

We are sending you this notice because we have not yet received your vote. The Special Meeting of Shareholders of The Hartford Income Shares Fund, Inc. has been adjourned in order to solicit additional votes with respect to the proposal to merge the Fund into Rivus Bond Fund. The Meeting has been adjourned to 10:00 a.m. Eastern Time on October 12, 2010 at 200 Hopmeadow Street, Simsbury, CT 06089.

Please call 1-866-904-8748 to cast your vote now.

VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The Board of Directors of The Hartford Income Shares Fund, Inc. recommends that you vote FOR the proposal described in this Notice and in the Proxy Materials.

The Reorganization is expected to benefit The Hartford Income Shares Fund, Inc.’s  shareholders by: (1) providing greater opportunities to realize economies of scale by combining The Hartford Income Shares Fund, Inc.’s assets with the assets of the Rivus Bond Fund, resulting in a larger fund, which can be expected over time to result in lower total operating expenses for the shareholders of the combined fund; (2) offering shareholders of The Hartford Income Shares Fund, Inc. an investment in a fund that provides similar investment objectives and strategies; and (3) offering shareholders of The Hartford Income Shares Fund, Inc, an investment in a fund that is advised by another highly qualified asset manager with extensive experience in managing fixed income investment strategies.

Unless The Hartford Income Shares Fund, Inc. receives the favorable vote of two thirds of its total outstanding voting shares, the proposed reorganization will not be approved.  For purposes of determining this vote, an abstention has the same effect as a vote against the proposal.

It is important that you call the proxy soliciting agent at 1-866-904-8748 to speak with one of the representatives to assist you with the voting process. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

You can cast your vote electronically by logging onto the website on your voting instruction form or by touchtone phone by calling the toll free number on your voting instruction form and following the instructions. You can also vote by mail by returning your executed voting instruction form in the envelope provided.

Remember, your vote counts.  Please vote today.

September 13, 2010

THE HARTFORD INCOME SHARES FUND, INC.

PLEASE VOTE NOW

We are sending you this notice because we have not yet received your vote. The Special Meeting of Shareholders of The Hartford Income Shares Fund, Inc. has been adjourned in order to solicit additional votes with respect to the proposal to merge the Fund into Rivus Bond Fund. The Meeting has been adjourned to 10:00 a.m. Eastern Time on October 12, 2010 at 200 Hopmeadow Street, Simsbury, CT 06089.

Please call 1-866-904-8748 to cast your vote now.

VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The Board of Directors of The Hartford Income Shares Fund, Inc. recommends that you vote FOR the proposal described in this Notice and in the Proxy Materials.

The Reorganization is expected to benefit The Hartford Income Shares Fund, Inc.’s  shareholders by: (1) providing greater opportunities to realize economies of scale by combining The Hartford Income Shares Fund, Inc.’s assets with the assets of the Rivus Bond Fund, resulting in a larger fund, which can be expected over time to result in lower total operating expenses for the shareholders of the combined fund; (2) offering shareholders of The Hartford Income Shares Fund, Inc. an investment in a fund that provides similar investment objectives and strategies; and (3) offering shareholders of The Hartford Income Shares Fund, Inc, an investment in a fund that is advised by another highly qualified asset manager with extensive experience in managing fixed income investment strategies.

Unless The Hartford Income Shares Fund, Inc. receives the favorable vote of two thirds of its total outstanding voting shares, the proposed reorganization will not be approved.  For purposes of determining this vote, an abstention has the same effect as a vote against the proposal.

It is important that you call the proxy soliciting agent at 1-866-904-8748 to speak with one of the representatives to assist you with the voting process. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

You can cast your vote electronically by logging onto www.proxy-direct.com and following the simple on-screen instructions or by touchtone by calling toll free 1-866-241-6192 and following the recorded message. You can also vote by mail by returning your executed proxy card in the envelope provided.

Remember, your vote counts.  Please vote today.